UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2015

Dendreon Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4900, Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As previously announced, on November 10, 2014, Dendreon Corporation (the “Company”) and its wholly owned subsidiaries, Dendreon Holdings, LLC, Dendreon Distribution, LLC and Dendreon Manufacturing, LLC (collectively, together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On May 20, 2015, the Debtors filed their monthly operating report for the period of April 2015 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events.

As previously disclosed, on March 10, 2015, the Debtors filed with the Bankruptcy Court a proposed plan of liquidation for the resolution of the outstanding claims against and interests in the Debtors pursuant to section 1121(a) of the Bankruptcy Code. The Debtors filed a modified version of the proposed plan of liquidation with the Bankruptcy Court on April 14, 2015. On May 14, 2015, the Debtors filed a further modified version of the proposed plan of liquidation (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) with the Bankruptcy Court, a copy of which is attached hereto as Exhibit 99.2. Under the Proposed Plan, in the event that holders of claims on account of the Company’s 2.875% Convertible Senior Notes due 2016 (the “2016 Notes”) and holders of general unsecured claims receive a 100% recovery (including all accrued but unpaid postpetition interest) pursuant to the Proposed Plan, and all wind-down costs of the Chapter 11 Cases are satisfied, then the Company’s equity securityholders shall be entitled to any residual recovery pursuant to certain procedures set forth in the Proposed Plan, and holders of allowed subordinated claims shall be entitled to a distribution pari passu with any such distribution to the Company’s equity securityholders. The Debtors do not anticipate that there will be any residual recovery for the Company’s equity securityholders.

On May 7, 2015, the United States District Court for the Western District of Washington entered a stipulation and order of dismissal dismissing Dendreon Corporation from the previously disclosed action captioned Christoph Bolling, et al. v. Dendreon Corporation, et al., Case No. 2:13-cv-0872 JLR.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial statements in the Monthly Operating Report are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also contains information for periods that are shorter or otherwise different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for a period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statements Regarding the Chapter 11 Cases

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. The Bankruptcy Court has entered an order that places limitations on trading in the Company’s common stock, including options and certain other rights to acquire common stock, and certain instruments convertible into common stock, during the pendency of the bankruptcy proceedings.

Although the Proposed Plan provides for a potential residual recovery for the Company’s equity secuityholders, this would only occur after holders of claims on account of the 2016 Notes and holders of general unsecured claims receive a 100% recovery (including all accrued but unpaid postpetition interest) pursuant to the Proposed Plan, and all wind-down costs of the Chapter 11 Cases are satisfied. The Debtors do not anticipate that there will be any residual recovery for the Company’s equity securityholders. Instead, the Debtors expect that the Company’s equity securityholders will receive no distribution on account of their existing interests, which will be cancelled pursuant to the Proposed Plan.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K and the exhibits attached hereto (collectively, this “Current Report”) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not statements of historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are often used to identify forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases or the recently completed asset sale transaction with Valeant Pharmaceuticals International, Inc. and Drone Acquisition Sub Inc. on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 (including Exhibit 99.1) of this Current Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/dendreon or 844-794-3479. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.

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Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

99.1	Monthly Operating Report, dated May 20, 2015
99.2	Second Amended Plan of Liquidation, dated May 14, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

Date: May 21, 2015	By:	/s/ Robert L. Crotty
		Name:	Robert L. Crotty
		Title:	President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Monthly Operating Report, dated May 20, 2015
99.2	Second Amended Plan of Liquidation, dated May 14, 2015